UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

washington, d.c.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2018

EFT Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-53730 (Commission File Number)	20-1211204 (IRS Employer Identification No.)

17800 Castleton Street, Suite 300, City of Industry, California 91748

(Address of principal executive offices, including zip code)

(626) 581-3335

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.01 Change in Registrant’s Certifying Accountant

Paritz & Company, P.A. (“Paritz”), the independent registered public accounting firm to EFT Holdings Inc. (the “Company”), announced effective October 16, 2018, that Paritz was acquired by Prager Metis CPAs LLC (“Prager”), and that all of the employees and partners of Paritz were joining Prager.

As a result, effective October 16, 2018, Paritz resigned as the Company’s independent registered public accounting firm. The Company’s Board of Directors engaged Prager to serve as the Company’s independent registered public accounting firm effective October 16, 2018.

The reports of Paritz on the financial statements of the Company as of and for the fiscal years ended March 31, 2017 and 2016, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit reports on the financial statements of the Company for the year ended March 31, 2017 and 2016, contained a modification expressing substantial doubt regarding the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended March 31, 2017 and 2016, and the subsequent interim period from April 1, 2017 to the date of this report, and in connection with the audit of the Company’s financial statements for such periods, there were no disagreements between the Company and Paritz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Paritz, would have caused Paritz to make reference to the subject matter of such disagreements in connection with its audit reports on the Company’s financial statements.

During the Company’s fiscal years ended March 31, 2017 and 2016, and the subsequent interim period from April 1, 2017 to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

During the Company’s fiscal years ended March 31, 2017 and 2016, and the subsequent interim period from April 1, 2017, to the date of this report, the Company did not consult with Prager regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has provided Paritz with a copy of the disclosures in this report and has requested that Paritz furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Paritz agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

Item 9.01 Exhibits

Exhibit 16.1 – Letter from Paritz & Company, P.A. regarding the change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

Date: March 19, 2019.

EFT HOLDINGS, INC.

By:	/s/ WILLIAM E. SLUSS
William E. Sluss
Principal Financial and
Accounting Officer